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                                                                      Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, Registration Numbers 333-97583 and 333-67212, of Superconductive Components, Inc. of our report dated February 8, 2006, relating to the financial statements which appear in the Company's Form 10-KSB for the year ended December 31, 2005.


                                        /s/ Hausser + Taylor LLC

Columbus, Ohio
March 20, 2006